As filed with the Securities and Exchange Commission on February 27, 1998


                                        Securities Act Registration No. 2-55301
                               Investment Company Act Registration No. 811-2619

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                       POST-EFFECTIVE AMENDMENT NO. 34                       [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 25                             [X]
                        (Check appropriate box or boxes)


                                   ----------

                        PRUDENTIAL MONEYMART ASSETS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                   ----------


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530
                                                           --------------


                                  S. JANE ROSE
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                     ---------------------------------------
                     (Name and Address of Agent for Service)


                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                       date of the Registration Statement.


 It is proposed that this filing will become effective (check appropriate box):


          [X] immediately upon filing pursuant to paragraph (b)
          [ ] on (date) pursuant to paragraph (b)
          [ ] 60 days after filing pursuant to paragraph (a)(1)
          [ ] on (date) pursuant to paragraph (a)(1)
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.
              If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                                   ----------

Title of Securities Being Registered          Shares of Common Stock, Par Value
                                              $.001 per Share

================================================================================



                              CROSS REFERENCE SHEET

                            (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                                         LOCATION
-------------                                                         --------
PART A

Item  1.  Cover Page ...............................................  Cover Page
Item  2.  Synopsis .................................................  Fund Expenses;
                                                                      Fund Highlights
Item  3.  Condensed Financial Information ..........................  Fund Expenses; Financial
                                                                      Highlights; Calculation of Yield
Item  4.  General Description of Registrant ........................  Cover Page; How the Fund Invests;
                                                                      General Information
Item  5.  Management of the Fund ...................................  Financial Highlights; How the Fund
                                                                      is Managed; General Information
Item 5A.  Management's Discussion of Fund Performance ..............  Not Applicable
Item  6.  Capital Stock and Other Securities .......................  Taxes, Dividends and
                                                                      Distributions; General Information
Item  7.  Purchase of Securities Being Offered .....................  How the Fund is Managed; How the
                                                                      Fund Values its Shares
Item  8.  Redemption or Repurchase .................................  How the Fund is Managed; General
                                                                      Information
Item  9.  Pending Legal Proceedings ................................  Not Applicable

PART B
Item 10.  Cover Page ...............................................  Cover Page
Item 11.  Table of Contents ........................................  Table of Contents
Item 12.  General Information and History ..........................  General Information and History
Item 13.  Investment Objectives and Policies .......................  Investment Objective and Policies;
                                                                      Investment Restrictions
Item 14.  Management of the Fund ...................................  Directors and Officers; Manager;
                                                                      Distributor
Item 15.  Control Persons and Principal Holders of Securities ......  Not Applicable
Item 16.  Investment Advisory and Other Services ...................  Manager; Distributor; Custodian, Transfer
                                                                      and Dividend Disbursing Agent and
                                                                      Independent Accountants
Item 17.  Brokerage Allocation and Other Practices .................  Portfolio Transactions
Item 18.  Capital Stock and Other Securities .......................  Not Applicable
Item 19.  Purchase, Redemption and Pricing
          of Securities Being Offered ..............................  Purchase and Redemption of Fund
                                                                      Shares; Shareholder Investment Account
Item 20.  Tax Status ...............................................  Taxes
Item 21.  Underwriters .............................................  Distributor
Item 22.  Calculation of Performance Data ..........................  Calculation of Yield
Item 23.  Financial Statements .....................................  Financial Statements

PART C
     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.


  PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------

  PROSPECTUS DATED FEBRUARY 27, 1998

--------------------------------------------------------------------------------

Prudential MoneyMart Assets, Inc. (the Fund), is an open-end, diversified, management investment company, or mutual fund. Its investment objective is maximum current income consistent with stability of capital and the maintenance of liquidity. The Fund seeks to achieve this objective by investing primarily in a portfolio of money market instruments maturing in thirteen months or less. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies."

The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. See "How the Fund Values its Shares."


This Prospectus sets forth concisely the information about the Fund that a prospective investor ought toknow before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated February 27, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                 FUND HIGHLIGHTS
--------------------------------------------------------------------------------

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL MONEYMART ASSETS, INC.?

     Prudential MoneyMart Assets, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


     The Fund's investment objective is maximum current income consistent with stability of capital and the maintenance of liquidity. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 7.


WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

     It is anticipated that the Fund's net asset value will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Fund will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Fund's portfolio, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold such security. See "How the Fund Values its Shares" at page 13.

WHO MANAGES THE FUND?


     Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and .30 of 1% of the Fund's average daily net assets in excess of $50 million. As of January 31, 1998, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $63 billion. The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 11.


WHO DISTRIBUTES THE FUND'S SHARES?


     Prudential Securities Incorporated (Prudential Securities or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's shares. The Fund reimburses Prudential Securities for expenses related to the distribution of the Fund's Class A shares at an annual rate of up to .125 of 1% of the average daily net assets of the Class A shares of the Fund. Prudential Securities incurs the expenses of distributing Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 11.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WHAT IS THE MINIMUM INVESTMENT?


     Except as otherwise provided, the minimum initial investment is $1,000 and the minimum subsequent investment is $100 for Class A shares. Prudential Securities reserves the right to impose a higher minimum subsequent investment amount from time to time as it may deem appropriate. There is no minimum initial or subsequent investment requirement for investors who qualify to purchase Class Z shares. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 15 and "Shareholder Guide--Shareholder Services" at page 23.


HOW DO I PURCHASE SHARES?


     Shares of the Fund are available through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Prudential Securities has automatic investment procedures pursuant to which it will make automatic investments of free credit cash balances (Eligible Cash Balances) held in a client's brokerage account if the Fund is designated as your primary Money Sweep Fund. See "Shareholder Guide--How to Buy Shares of the Fund" at page 15.


WHAT ARE MY PURCHASE ALTERNATIVES?

     The Fund offers two classes of shares:

     o Class A Shares: Sold without a sales charge and are subject to ongoing service or distribution-related expenses.

     o Class Z Shares: Sold without a sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.

HOW DO I SELL MY SHARES?

     You may redeem your shares of the Fund at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 19.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


     The Fund expects to declare daily and pay monthly dividends of net investment income and short-term capital gains, if any, and make distributions annually of any net long-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  FUND EXPENSES
--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES
                                                                            CLASS A SHARES    CLASS Z SHARES
                                                                            --------------    --------------
 Maximum Sales Load Imposed on Purchases ............................          None            None
 Maximum Sales Load Imposed on Reinvested Dividends .................          None            None
 Maximum Deferred Sales Load ........................................          None            None
 Redemption Fees ....................................................          None            None
 Exchange Fee .......................................................          None            None

ANNUAL FUND OPERATING EXPENSES


(as a percentage of average net assets)                                     CLASS A SHARES   CLASS Z SHARES
                                                                            --------------   ---------------
 Management Fees ....................................................         .301%           .301%
 12b-1 Fees .........................................................         .125%            None
 Other Expenses .....................................................         .275%           .275%
                                                                              ----            ----
 Total Fund Operating Expenses ......................................         .701%           .576%
                                                                              ====            ====


                                                                        1        3       5         10
EXAMPLE                                                                YEAR     YEARS   YEARS    YEARS
                                                                       ----     -----   -----    -----
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each time period:


 Class A ............................................................   $7      $22      $39      $87
 Class Z ............................................................   $6      $18      $32      $72



-------------

The above example is based on data for the Fund's fiscal year ended December 31, 1997. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of the table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
        (FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR INDICATED)
--------------------------------------------------------------------------------


     The following financial highlights for the Class A shares of the Fund for the fiscal year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the nine years ended December 31, 1996, by Deloitte & Touche LLP, independent auditors. The report by Price Waterhouse LLP and each of the reports by Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the years indicated. This information is based on data contained in the financial statements.



------------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS A SHARES(b)
                                                            YEAR ENDED DECEMBER 31,


                                1997      1996       1995      1994      1993     1992       1991     1990       1989        1988
                                ----      ----       ----      ----      ----     ----       ----     ----       ----        ----
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning
  of year ................    $1.000     $1.000     $1.000    $1.000    $1.000    $1.000    $1.000    $1.000     $1.000      $1.000
 Net investment income
  and net realized gains .      .050       .048       .054      .037      .027      .035      .058      .077       .086        .069
 Dividends and distributions   (.050)      (048)     (.054)    (.037)    (.027)    (.035)    (.058)    (.077)     (.086)      (.069)
                              ------     ------     ------    ------    ------    ------    ------     ------    ------      ------
 Net asset value, end
  of year ................    $1.000     $1.000     $1.000    $1.000    $1.000    $1.000    $1.000     $1.000    $1.000      $1.000
                              ======     ======     ======    ======    ======    ======    ======     ======    ======      ======
 TOTAL RETURN(a): ........      5.09%      4.97%      5.51%     3.72%     2.70%     3.59%     5.95%     8.00%      8.96%       7.11%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of
  year (000) .............$6,863,647 $7,315,223 $7,221,658$6,544,880$7,318,633$6,703,281$7,138,159$7,411,932 $8,168,972  $5,240,662

 Average net assets (000).$7,121,692 $7,326,023 $6,914,520$7,071,381$7,742,989$7,116,739$7,763,251$8,262,329 $6,947,060  $5,139,264
Ratios to average net
 assets:
 Expenses, including
   distribution fee ......       .70%       .71%       .69%      .71%      .71%      .66%    .68%        .73%       .69%        .71%
 Expenses, excluding
   distribution fee ......       .58%       .59%       .56%      .58%      .58%      .54%    .56%        .60%       .57%        .58%
 Net investment income ...      4.97%      4.83%      5.38%     3.65%     2.63%     3.43%   5.72%       7.62%      8.57%       6.98%


----------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b) Effective March 1, 1996, the shares were designated as Class A shares.

------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
        (FOR A CLASS Z SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
--------------------------------------------------------------------------------


     The following financial highlights for the Class Z shares of the Fund for the fiscal year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the period from March 1, 1996 through December 31, 1996, by Deloitte & Touche LLP, independent auditors. The report by Price Waterhouse LLP and the report by Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information is based on data contained in the financial statements.

                                                    CLASS Z SHARES
                                          ------------------------------------
                                                             MARCH 1, 1996 (a)
                                             YEAR ENDED          THROUGH
                                          DECEMBER 31, 1997  DECEMBER 31, 1996
                                          -----------------  -----------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period ....     $1.000              $1.000
 Net investment income and net
  realized gains ..........................      0.51                .040
 Dividends and distributions ..............     (0.51)              (.040)
                                               ------              ------
 Net asset value, end of period ...........    $1.000              $1.000
                                               ======              ======
 TOTAL RETURN(b): .........................     5.22%               4.12%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000) ..........  $157,352            $149,212
 Average net assets (000) .................  $159,508            $121,135

Ratios to average net assets:
 Expenses, including distribution fee .....      .58%              .59%(c)
 Expenses, excluding distribution fee .....      .58%              .59%(c)
 Net investment income ....................     5.10%             4.86%(c)



--------------

(a)  Commencement of offering of Class Z shares.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.

(c)  Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              CALCULATION OF YIELD
--------------------------------------------------------------------------------


     THE FUND CALCULATES ITS CURRENT YIELD based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE FUND ALSO CALCULATES ITS EFFECTIVE ANNUAL YIELD assuming weekly compounding. The following are examples of the current and effective annual yield calculations as of December 31, 1997 for Class A and Class Z shares of the Fund:

  CLASS A SHARES
  --------------
  Value of hypothetical account at end of period                   $1.000996919
  Value of hypothetical account at beginning of period              1.000000000
                                                                   ------------
Base period return                                                 $ .000996919
                                                                   ============
  CURRENT YIELD (.000996919 x (365/7))                                5.20%
  EFFECTIVE ANNUAL YIELD, assuming weekly compounding                 5.34%

  CLASS Z SHARES
  --------------
  Value of hypothetical account at end of period                   $1.001020889
  Value of hypothetical account at beginning of period              1.000000000
                                                                   ------------
  Base period return                                               $ .001020889
                                                                   ============
   CURRENT YIELD (.00102889 x (365/7))                                  5.32%
   EFFECTIVE ANNUAL YIELD, assuming weekly compounding                  5.51%


   THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


     The weighted average life to maturity of the Fund's portfolio on December 31, 1997 was 54 days.

     Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data, Inc., The Bank Rate Monitor and other industry publications, business periodicals and market indices.


--------------------------------------------------------------------------------
                              HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES


     THE INVESTMENT OBJECTIVE OF THE FUND IS MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. THE FUND INVESTS PRIMARILY IN A PORTFOLIO OF MONEY MARKET INSTRUMENTS MATURING IN THIRTEEN MONTHS OR LESS. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED.


     THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE FUND'S BOARD OF DIRECTORS.

THE TYPES OF INSTRUMENTS UTILIZED IN SEEKING TO ACCOMPLISH THE FUND'S OBJECTIVE
INCLUDE:


     1. U.S. Treasury bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Obligations (including certificates of deposit and bankers' acceptances) of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are U.S. dollars deposited in banks outside the United States; the Fund invests in Eurodollar instruments of foreign and domestic banks.


     3. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in thirteen months or less, denominated in U.S. dollars, and, at the date of investment, rated at least AA or A-2 by Standard & Poor's Ratings Group (S&P), Aa or Prime-2 by Moody's Investors Services, Inc. (Moody's) or AA or D-2 by Duff & Phelps Credit Rating Co. (Duff & Phelps) or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least AA or A-2 by S&P, Aa or Prime-2 by Moody's or AA or D-2 by Duff & Phelps. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in the preceding paragraph. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's investment adviser under the supervision of the Fund's Board of Directors.


     In selecting commercial paper and other corporate obligations for investment by the Fund, the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects. The Board of Directors monitors the credit quality of securities purchased for the Fund's portfolio. If commercial paper or another corporate obligation held by the Fund is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Board of Directors will promptly reassess whether that security presents minimal credit risks and whether the Fund should continue to hold the security in its portfolio. If a portfolio security presents greater than minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless the Board of Directors determines that to do so is not in the best interests of the Fund and its shareholders.


     The Fund utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares." Accordingly, the Fund will limit its portfolio investments to those U.S. dollar denominated instruments which present minimal credit risks and which are of "eligible quality" as determined by the Fund's investment adviser under the supervision of the Board of Directors. "Eligible quality," for this purpose, means a security (i) rated in one of the two highest short-term rating categories (a) by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer or, (b) if only one rating organization assigned a rating, by that rating organization or (ii) if unrated, of comparable quality as determined by the investment adviser under the supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

     See Appendix A in the Statement of Additional Information for a description of certain securities ratings.

     The Fund will also maintain a dollar-weighted average portfolio maturity of ninety days or less.

OTHER INVESTMENTS AND POLICIES

     REPURCHASE AGREEMENTS


     The Fund will enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the SEC.

     PUTS

     The Fund also may purchase instruments of the types described above together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price that the Fund pays for instruments with a put may be higher than the price that otherwise would be paid for the instruments. For a more detailed description of puts, see "Investment Objective and Policies" in the Statement of Additional Information.

     VARIABLE RATE AND FLOATING RATE SECURITIES


     The Fund may purchase "floating rate" and "variable rate" obligations. The interest rates on such obligations fluctuate generally with changes in market interest rates, and in some cases the Fund is able to demand repayment of the principal amount of such obligations at par plus accrued interest. For additional information concerning variable rate and floating rate obligations, see "Investment Objective and Policies" in the Statement of Additional Information.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will limit such purchases to those in which the date for delivery and payment falls within 90 days of the date of the commitment. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. See "Investment Objective and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.


     SECURITIES LENDING

     The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash collateral in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any interest paid on such securities and the Fund may invest the cash collateral and earn additional income. As a matter of fundamental policy, the Fund cannot lend more than 10% of the value of its total assets. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on collateral with the borrower.

     RISKS OF INVESTING IN FOREIGN SECURITIES

     The portfolio may contain obligations of foreign banks and foreign branches of foreign banks, U.S. branches of foreign banks and foreign branches of U.S. banks, as well as commercial paper, bills, notes and other obligations issued in the United States by foreign issuers, including foreign governments, their agencies and instrumentalities. Accordingly, an investment in the Fund involves certain additional risks. These risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Fund, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Fund. In addition, there may be less publicly available information about a foreign issuer than about a domestic one, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Securities issued by foreign issuers may be subject to greater fluctuations in price than securities issued by U.S. entities. Finally, in the event of a default with respect to any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

     ILLIQUID SECURITIES

     The Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale (restricted securities), securities that are not readily marketable in securities markets either within or outside of the United States, privately placed commercial paper and repurchase agreements which have a maturity of longer than seven days. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Investing in Rule 144A securities could, however, have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     OTHER CONSIDERATIONS

     Although the Fund provides the advantage of diversification, there is still an inherent market risk due to the nature of the investment. If interest rates decline, then yield to shareholders will also decline. If there are unusually heavy redemption requests because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. The Fund believes that its borrowing provision for abnormally heavy redemption requests would help to mitigate any adverse effects and would make the sale of its portfolio securities unlikely. When a shareholder redeems shares, it is possible that the redemption proceeds will be less than the amount invested.

     INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                             HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

     THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


     For the year ended December 31, 1997, the total expenses of the Fund's Class A and Class Z shares as a percentage of average net assets were .701% and
 .576%, respectively. See "Financial Highlights."


MANAGER


     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $50 MILLION AND .30 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS IN EXCESS OF $50 MILLION. PIFM is organized as a New York limited liability company. For the fiscal year ended December 31, 1997, the Fund paid management fees to PIFM of .301% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

     As of January 31, 1998, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $63 billion.

     UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

     UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.

     PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


     DISTRIBUTOR


     PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

     UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING CLASS A SHARES OF THE FUND AND IS REIMBURSED AS DESCRIBED BELOW. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund with respect to both the Class A and Class Z shares. These expenses include account servicing fees paid to, or on account of, financial advisors of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of the shares of the Fund, including lease, utility, communications and sales promotion expenses.


     UNDER THE PLAN, THE FUND REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS A SHARES OF THE FUND AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE FUND'S CLASS A SHARES. Account servicing fees are paid based on the average balance of Fund shares held in accounts of customers of financial advisors. The entire distribution fee may be used to pay account servicing fees. For the fiscal year ended December 31, 1997, the Fund paid a distribution fee equal on an annual basis to .125 of 1% of the average daily net assets of the Fund's Class A shares. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.


     The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The Directors are provided with and review quarterly reports of expenditures under the Plan.

     In addition to distribution and service fees paid by the Class A shares of the Fund under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

PORTFOLIO TRANSACTIONS


     Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


     State Street Bank and Trust Company (State Street or the Custodian), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000

     The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

--------------------------------------------------------------------------------
                         HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------


     THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV TO BE 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS ON EACH DAY THE FUND IS OPEN FOR BUSINESS. THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING.

     The Fund will compute its NAV once daily on each of its business days except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect the net asset value.

     The Fund determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Fund's portfolio as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold such security. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a given day, a prospective investor in the Fund would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, Fund's NAV at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.


--------------------------------------------------------------------------------
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


     TAXATION OF THE FUND

     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Accordingly, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to shareholders.


     TAXATION OF SHAREHOLDERS


     All dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses), will be taxable as ordinary income to the shareholders whether or not reinvested. In general, tax-exempt shareholders will not be required to pay taxes on amounts distributed to them.

     Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-capital losses) are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held shares in the Fund. The Fund does not expect to realize long-term capital gains or losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for individual shareholders for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

     Neither distributions of net investment income nor distributions of capital gains, if any, will be eligible for the dividends received deduction allowed to corporate shareholders.


     The Fund has obtained an opinion of counsel to the effect that the exchange of Class A shares for Class Z shares does not constitute a taxable event for federal income tax purposes. However, such opinion is not binding on the Internal Revenue Service.

     Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

     WITHHOLDING TAXES


     Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. However, dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). The Clinton Administration budget plan includes a tax proposal which, if enacted as legislation, would eliminate the 30% withholding tax applicable to distributions from the Fund to foreign investors. There can be no assurance that any such legislation will be enacted or, if enacted, as to the effective date of such legislation.

     Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


     DIVIDENDS AND DISTRIBUTIONS


     THE FUND EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY, AND MAKE DISTRIBUTIONS ANNUALLY OF ANY NET LONG-TERM CAPITAL GAINS. A shareholder generally begins to earn dividends on the first business day after his or her order is placed with the Fund, as described above, and continues to earn dividends through the day on which his or her shares are redeemed. In the case of certain redemptions, however, Prudential Securities clients will not be entitled to dividends declared on the date of redemption. See "How to Sell Your Shares--Redemption of Shares Purchased Through Prudential Securities."

     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE FUND BASED ON THE NAV OF THE FUND'S SHARES ON THE PAYMENT DATE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE PAYMENT DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold your shares through Prudential Securities, you should contact your financial advisor to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and taxable status of that year's dividends and distributions on a per share basis.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF SHARES

     THE FUND WAS INCORPORATED IN MARYLAND ON DECEMBER 22, 1975. The Fund is authorized to offer 15 billion shares of common stock, $.001 par value per share, currently divided into two classes of shares, designated Class A (including shares outstanding prior to March 1, 1996) and Class Z shares, consisting of 13 billion and 2 billion authorized shares, respectively. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) Class A shares are subject to distribution and/or service fees, (ii) Class Z shares are not subject to any distribution and/or service fees, (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iv) each class has a different exchange privilege and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares."

     THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------
                                SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

GENERAL INFORMATION


     YOU MAY PURCHASE CLASS A SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC, ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. Shareholders of the Fund who are clients of Prudential Securities are subject to the procedures under "Purchases through Prudential Securities" below.

     Except as otherwise provided below, the minimum initial investment for Class A shares is $1,000 and the minimum subsequent investment is $100. There is no minimum initial or subsequent investment requirement for investors who qualify to purchase Class Z shares. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below. For automatic purchases made through Prudential Securities, the minimum initial investment requirement is $1,000 and there is no minimum subsequent investment requirement.


     Shares of the Fund are sold through the Transfer Agent, without a sales charge, at the NAV next determined after receipt and acceptance by the Transfer Agent of a purchase order and payment in proper form (i.e., a check or Federal Funds wired to State Street Bank and Trust Company, (the Fund's Custodian). See "How the Fund Values its Shares." When payment is received by the Transfer Agent prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and the shares will begin to earn dividends on the following business day. See "Taxes, Dividends and Distributions." If your purchase is made through an account at Prudential Securities or through Prusec or another dealer, your dealer will forward a purchase order and payment to the Fund. Payments may be made by cash, wire, check or through your brokerage account.


     Investors who purchase their shares through a dealer other than Prudential Securities or Prusec, which dealer has a clearing arrangement with respect to shares of the Fund, may be able to participate in the automatic sweep feature described below under "Purchases through Prudential Securities-Automatic Investment (Autosweep)" and "How to Sell Your Shares--Redemptions of Shares Purchased through Prudential Securities." For further information, contact your dealer.

     Application forms for Prusec and direct accounts with the Transfer Agent (e.g., non-Prudential Securities accounts) can be obtained from PMFS or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.


     The Fund reserves the right, in its discretion, to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares.


     Transactions in Fund shares may be subject to postage and other charges imposed by your dealer.

CLASS Z SHARES


     Class Z shares are available for purchase by (i) pension, profit sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option; (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


PURCHASES THROUGH PRUDENTIAL SECURITIES

     AUTOMATIC INVESTMENT (AUTOSWEEP)


     Prudential Securities has advised the Fund that it has automatic investment procedures (Autosweep) for Fund Class A investors pursuant to which it will make automatic investments of free credit cash balances (Eligible Credit Balances) held in a client's brokerage account in Class A shares of the Fund, if the Fund is your Primary Money Sweep Fund. You may designate the Fund (or certain other Prudential money market funds) as your Primary Money Sweep Fund. If you do not designate a Primary Money Sweep Fund, the Fund will be your Primary Money Sweep Fund. Prudential Securities' clients who have a Primary Money Sweep Fund can purchase shares of such fund only through the automatic investment procedures described herein; no manual purchase orders will be accepted for such fund. A Prudential Securities client has the option to change his or her Primary Money Sweep Fund at any time by notifying his or her Prudential Securities financial advisor. Under certain circumstances, you may elect not to have a money market sweep feature for your account when you open your account.


     For accounts other than IRAs and Benefit Plans, as defined below, shares of the Fund will be purchased by Prudential Securities as follows: in the case of Eligible Credit Balances of $1,000 or more resulting from the proceeds of a securities sale, maturity of a bond or call and Eligible Credit Balances of $10,000 or more resulting from a non-trade related credit (e.g., receipt of a dividend or interest payment or a cash payment into the securities account), orders to purchase shares will be placed on the business day after such Eligible Credit Balances become available in your account. For Eligible Credit Balances of $1.00 or more not otherwise described above, orders to purchase shares will be placed monthly on the last business day of the month. For IRAs and Benefit Plans having Eligible Credit Balances of $1.00 or more, orders to purchase shares of the Fund will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit (including the maturity of a bond or a call), in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order resulting from the settlement of a securities sale is placed, any non-trade related credit in the client's account will also be invested.

     The following chart shows the frequency and amount of the sweep for accounts other than IRAs and Benefit Plans.


-------------------------------------------------------------------------------------------------------------
                                                                                DAILY              MONTHLY
-------------------------------------------------------------------------------------------------------------
   Eligible Credit Balances resulting from the proceeds of a
    securities sale, maturity of a bond or call                             $1,000 or more
-------------------------------------------------------------------------------------------------------------
   Eligible Credit Balances resulting from a non-trade related credit      $10,000 or more
-------------------------------------------------------------------------------------------------------------
   Remaining Eligible Credit Balances                                                           $1.00 or more
-------------------------------------------------------------------------------------------------------------


     All shares purchased pursuant to these automatic investment procedures will be issued at the NAV computed on the business day the order is entered and will begin earning dividends on the following business day. Purchases through Autosweep are subject to the minimum initial investment requirement of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. Prudential Securities will have the use of, and will retain the benefit of, Eligible Credit Balances in a client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement). Eligible Credit Balances for purposes of Autosweep are measured as of the close of business on the previous business day.


     For the purposes of Autosweep, "Benefit Plans" include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. "IRAs" are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code.

     MANUAL INVESTMENT

     Prudential Securities will accept manual purchase orders for the Fund's shares only for those clients (i) who are purchasing shares of the Fund if it is not their Primary Money Sweep Fund or (ii) who do not have a money market sweep feature in their account, as described above under "Automatic Investment (Autosweep)."


     Prudential Securities clients eligible to make manual purchases, as described above, are subject to the minimum initial investment of $1,000 and the minimum subsequent investment of $100 for Class A shares, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. On the business day after the purchase order is received, Prudential Securities will place the order for shares of the Fund for settlement that day. Shares will be issued at the NAV determined on that day and will begin earning dividends the next business day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers federal funds on the business day after settlement).


     PURCHASES THROUGH PRUSEC

     You may purchase shares of the Fund by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.

     PURCHASE BY WIRE

     For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential MoneyMart Assets, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A or Class Z shares).


     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential MoneyMart Assets, Inc. Class A or Class Z shares, your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders by wire. The minimum amount which may be invested by wire is $1,000.


     PURCHASE BY MAIL

     Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services LLC,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey

08906-5020, together with payment of the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Fund and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective on that day and you will begin earning dividends on the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential MoneyMart Assets, Inc. and should indicate Class A or Class Z shares. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares."


     THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

     Class A shares of the Fund are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Prusec. Investors participating in the Advantage Account Program may select the Fund as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in Class A shares of the Fund. Specifically, an order to purchase Class A shares of the Fund is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (i.e., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.


     All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in Class A shares of the Fund at 4:30 P.M., New York time, on the day the order is placed and cause payment to be made in federal funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.

     Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the VisaR Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Fund (if selected as the primary fund) and, if necessary, shares of other Advantage Account Funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.


     Advantage Account Program charges and expenses are not reflected in the table of Fund Expenses. See "Fund Expenses."

     For information on participation in the Advantage Account Program, investors should telephone (800) 235-7637 (toll-free).


     For more information about shares of the Fund, contact your Prudential Securities financial advisor or Prusec representative or telephone the Fund at
(800) 225-1852. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares.


HOW TO SELL YOUR SHARES

     YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

     Prudential Securities clients for whom Prudential Securities has purchased shares of the Fund may have these shares redeemed only through Prudential Securities. Please contact your Prudential Securities financial advisor.

     Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in federal funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."


     If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a benefit plan that participates in the Prudential PruArray or Smartpath Program, if the proceeds of the redemption are invested in another investment option of such plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


     NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES REDEEMED, BUT IN ANY EVENT, PAYMENT WILL BE MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF STOCK CERTIFICATES AND/OR A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Fund's shareholders.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECKS.

     REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

     Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Fund held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest higher dollar. The amount of the redemption will be the lesser of (a) the total net asset value of Fund shares held in the client's Prudential Securities account or
(b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through such automatic redemption procedure must do so prior to the day of settlement for such securities transaction or the date the debit balance is incurred. In the case of certain automatic redemptions, where Prudential Securities cannot anticipate debits in the brokerage account (e.g., checks written against the account), Prudential Securities clients will not be entitled to dividends declared on the date of redemption; such dividends will be retained by Prudential Securities.

     REDEMPTION OF SHARES PURCHASED THROUGH PMFS


     If you purchase shares of the Fund through PMFS, you may use Check Redemption, Expedited Redemption or Regular Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

     REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed stock certificates, if issued, to Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all stock certificates and certain written requests for redemption must be endorsed by the shareholder with signature guaranteed, as described above. Regular redemption is made by check sent to the shareholder's address.


     EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in federal funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial investment is made or at a later date. Once an Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to Prudential Mutual Fund Services LLC, Attention:
Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, at the address set forth above.


     A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has an NAV of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

     DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.

     CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of Class A shares of the Fund in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. PMFS reserves the right to impose a service charge to establish a checking account and order checks.

     INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to an NAV of $500 or less due to redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.

     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partially in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with the applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment

Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.


     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. You will receive pro rata credit for any contingent deferred sales charge paid in connection with the redemption. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised, that you are entitled to credit for any contingent deferred sales charge you previously paid. Exercise of the repurchase privilege may affect the federal income tax treatment of any gain realized upon the redemption.


HOW TO EXCHANGE YOUR SHARES


     AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE (THE EXCHANGE PRIVILEGE) WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your Class A shares for Class A shares of the other Prudential Mutual Funds on the basis of relative NAV, plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes.


     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


     IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISOR.


     IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


     FREQUENT TRADING

     The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

     To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


     SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class Z shares (see "How to Buy Shares of the Fund--Class Z Shares" above). Under this exchange privilege, shareholders who qualify to purchase Class Z shares will have their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange.


     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.


     The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

     The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

     In addition to the Exchange Privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

     o AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of shares of the Fund in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

     o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers.

These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. For additional information about the service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

     o MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent,
Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them on the application form, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

     o PURCHASE BY HOLDERS OF PRUDENTIAL SECURITIES UNIT TRUSTS. Holders of Prudential Securities sponsored Unit Trusts may elect to have monthly distributions paid by such Unit Trusts reinvested in Class A shares of the Fund without compliance with the investment minimums described under "How to Buy Shares of the Fund."

     o REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).

     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                        THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------


     Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

             TAXABLE BOND FUNDS

  Prudential Diversified Bond Fund, Inc.
  Prudential Government Income Fund, Inc.
  Prudential Government Securities Trust
   Short-Intermediate Term Series
  Prudential High Yield Fund, Inc.
  Prudential Mortgage Income Fund, Inc.
  Prudential Structured Maturity Fund, Inc.
   Income Portfolio


              TAX-EXEMPT BOND FUNDS

  Prudential California Municipal Fund
   California Series
   California Income Series
  Prudential Municipal Bond Fund
   High Yield Series
   Insured Series
   Intermediate Series
  Prudential Municipal Series Fund
   Florida Series

   Maryland Series
   Massachusetts Series
   Michigan Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
  Prudential National Municipals Fund, Inc.

              GLOBAL FUNDS

  Prudential Europe Growth Fund, Inc.
  Prudential Global Genesis Fund, Inc.
  Prudential Global Limited Maturity Fund, Inc.
   Limited Maturity Portfolio
  Prudential Intermediate Global Income Fund, Inc.

  Prudential International Bond Fund, Inc.
  Prudential Natural Resources Fund, Inc.
  Prudential Pacific Growth Fund, Inc.
  Prudential World Fund, Inc.
   Global Series
   International Stock Series
  Global Utility Fund, Inc.


  The Global Total Return Fund, Inc.

              EQUITY FUNDS


  Prudential Balanced Fund
  Prudential Distressed Securities Fund, Inc.
  Prudential Index Series Fund
   Prudential Bond Market Index Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
   Prudential Small Cap Index Fund
   Prudential Stock Index Fund


  Prudential Emerging Growth Fund, Inc.
  Prudential Equity Fund, Inc.
  Prudential Equity Income Fund
  Prudential Jennison Series Fund, Inc.

   Prudential Jennison Active Balanced Fund

   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
  Prudential Multi-Sector Fund, Inc.

  Prudential Small-Cap Quantum Fund, Inc.
  Prudential Small Company Value Fund, Inc.

  Prudential Utility Fund, Inc.
  Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund

              MONEY MARKET FUNDS

  o Taxable Money Market Funds

  Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund

  Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
  Prudential Special Money Market Fund, Inc.
   Money Market Series
  Prudential MoneyMart Assets, Inc.
  o Tax-Free Money Market Funds
  Prudential Tax-Free Money Fund, Inc.
  Prudential California Municipal Fund
   California Money Market Series
  Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
  o Command Funds
  Command Money Fund
  Command Government Fund
  Command Tax-Free Fund
  o Institutional Money Market Funds
  Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

--------------------------------------------------------------------------------

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
FUND HIGHLIGHTS .....................................................     2
 What are the Fund's Risk Factors and Special
  Characteristics? ..................................................     2
FUND EXPENSES .......................................................     4
FINANCIAL HIGHLIGHTS ................................................     5
CALCULATION OF YIELD ................................................     7
HOW THE FUND INVESTS ................................................     7
 Investment Objective and Policies ..................................     7
 Other Investments and Policies .....................................     9
 Investment Restrictions ............................................    10
HOW THE FUND IS MANAGED .............................................    11
 Manager ............................................................    11
 Distributor ........................................................    11
 Portfolio Transactions .............................................    12
 Custodian and Transfer and
  Dividend Disbursing Agent .........................................    12
HOW THE FUND VALUES ITS SHARES ......................................    13
TAXES, DIVIDENDS AND DISTRIBUTIONS ..................................    13
GENERAL INFORMATION .................................................    15
 Description of Shares ..............................................    15
 Additional Information .............................................    15
SHAREHOLDER GUIDE ...................................................    15
 How to Buy Shares of the Fund ......................................    15
 How to Sell Your Shares ............................................    19
 How to Exchange Your Shares ........................................    22
 Shareholder Services ...............................................    23
PRUDENTIAL MUTUAL FUND FAMILY .......................................   A-1

--------------------------------------------------------------------------------

MF108A

--------------------------------------------------------------------------------
                                      Class A: 74435H-10-2
                      CUSIP Nos.:
                                      Class Z: 74435H-20-1
--------------------------------------------------------------------------------



PRUDENTIAL
MONEYMART
ASSETS, INC.





                               P R O S P E C T U S


                                FEBRUARY 27, 1998


                               WWW.PRUDENTIAL.COM










                                   PRUDENTIAL
                                   INVESTMENTS

                                     [LOGO]

                        PRUDENTIAL MONEYMART ASSETS, INC.


                       Statement of Additional Information
                             Dated February 27, 1998


     Prudential MoneyMart Assets, Inc. (the Fund) is an open-end, diversified, management investment company whose investment objective is maximum current income consistent with stability of capital and maintenance of liquidity. The Fund pursues this objective by investing primarily in a portfolio of short-term money market instruments maturing within thirteen months of the date of acquisition. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 27, 1998, a copy of which may be obtained from the Fund upon request at the address or telephone number noted above.


                                TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                    TO PAGE IN
                                                          PAGE      PROSPECTUS
                                                          ----   ---------------

Investment Objective and Policies .....................   B-2           7
Investment Restrictions ...............................   B-3          10
Suitability for Investors .............................   B-4          --
Calculation of Yield ..................................   B-5           7
Directors and Officers ................................   B-5          10
Manager ...............................................   B-8          10
Distributor ...........................................   B-10         11
Purchase and Redemption of Fund Shares ................   B-11         15
Shareholder Investment Account ........................   B-12         23
Dividends .............................................   B-12         13
Net Asset Value .......................................   B-14         13
Portfolio Transactions and Brokerage ..................   B-15         12
Taxes, Dividends and Distributions ....................   B-15         13
Custodian, Transfer and Dividend Disbursing
  Agent and Independent Accountants ...................   B-16         12
Financial Statements ..................................   B-17         --
Report of Independent Accountants .....................   B-26         --
Independent Auditors' Report ..........................   B-27         --
Appendix I--Description of Ratings ....................   I-1          --
Appendix II--Information Relating to The Prudential ...   II-1         --


--------------------------------------------------------------------------------

MF108B

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is maximum current income consistent with stability of capital and maintenance of liquidity. This objective is pursued by investing primarily in a portfolio of money market instruments maturing in thirteen months or less.


     Floating Rate and Variable Rate Securities. The Fund may purchase floating rate and variable rate securities. Investments in floating rate or variable rate securities normally will involve securities which provide that the rate of interest is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.


     Puts. The Fund may purchase instruments of the types described in its Prospectus under "How the Fund Invests--Investment Objective and Policies" together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for instruments with puts may be higher than the price which otherwise would be paid for the instruments. Consistent with the Fund's investment objective and applicable rules issued by the Securities and Exchange Commission (SEC) and subject to the supervision of the Board of Directors, the purpose of this practice is to permit the Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Fund's investment adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Fund's investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

     The Fund values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put, if any, is carried as an unrealized loss from the time of purchase until it is exercised or expires.

     Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. In the event such a default should occur, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

     The Fund will invest no more than 5% of its total assets in securities issued by or subject to puts from the same institution. For purposes of this limitation, unconditional puts or guarantees with respect to a security will not be deemed to be issued by the institution providing the guarantee or put if the value of all securities held by the Fund and issued or guaranteed by the issuer providing the guarantee or put are limited to 10% of the Fund's total assets.


     When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record
the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Fund will instruct its custodian bank to maintain, in a separate account of the Fund, cash, U.S. Government securities or other liquid unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. On the delivery dates for such transactions the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then-available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. There is a risk that the securities may not be delivered and the Fund may incur a loss.

     Repurchase Agreements. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or desig-nated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which equals or exceeds the resale price of the agreement. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     Illiquid Securities. The Fund may not hold more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and repurchase agreements which have a maturity of longer than seven days. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


     Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                             INVESTMENT RESTRICTIONS

     The Fund invests primarily in money market instruments maturing in thirteen months or less. In connection with its investment objective and policies as set forth in the Prospectus, the Fund has adopted the following investment restrictions, none of which may be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

     The Fund may not engage in any of the practices described in paragraphs 1-13 below:

     1. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities.

     2. Purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

     3. Purchase the securities of any one issuer, other than the U.S. Government or its agencies and instrumentalities, if more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

     4. Make cash loans except through the purchase of debt obligations and the entry into repurchase agreements permitted under "Investment Objective and Policies." The Fund may also engage in the practice of lending its securities only against fully comparable collateral. See paragraph 13 below.

     5. Borrow money, except from banks for temporary or emergency purposes and then only in amounts up to 10% of the value of the Fund's net assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests, if they should occur, or to permit the Fund to obtain short-term credits necessary for the settlement of transactions, and is not for investment purposes. Interest paid on borrowings is not available for investment by the Fund. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The SEC has issued a release requiring, in effect, that the Fund maintain, in a segregated account with State Street Bank and Trust Company (State Street), liquid assets equal in value to the amount owed.

     6. Mortgage, pledge or hypothecate any assets, except in an amount up to 15% of the value of the Fund's net assets, but only to secure borrowings for temporary or emergency purposes as described in paragraph 5 above.

     7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

     8. Act as an underwriter of securities.

     9. Purchase securities on margin, except for the use of short-term credit necessary for clearance of purchases or sales of portfolio securities, or make short sales of securities or maintain a short position.

     10. Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such securities.

     11. Make investments for the purpose of exercising control or management.

     12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

     13. The Fund may lend its portfolio securities if such loans are secured continuously by collateral in cash maintained on a daily basis at an amount at least equal at all times to the market value of the securities loaned. The Fund must maintain the right to call such loans and to obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund continues to receive the equivalent of the interest paid by the issuer on the securities loaned and also has the right to receive the interest on investment of the cash collateral in short-term money market instruments. If the management of the Fund determines to make securities loans, the value of the securities loaned will not exceed 10% of the value of the Fund's total assets.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            SUITABILITY FOR INVESTORS

     The Fund is designed primarily to provide a convenient means of investing short-term funds where the direct purchase of money market instruments may be impractical, uneconomical or undesirable.

     Money market instruments such as those to be purchased by the Fund are generally available only in denominations of $100,000 or more. Frequently, higher yields may be obtained by the purchase of instruments in blocks or denominations of $1,000,000, $5,000,000 or more. As compared with direct purchase, an investment in the Fund permits participation in such money market instruments while affording the advantage of diversification and a high degree of liquidity. Further, the Fund relieves the investor of most investment decisions and bookkeeping problems associated with the direct purchase of money market instruments, such as making numerous buy and sell decisions, scheduling maturities, reinvesting income, providing for safekeeping and investing in round lots.

     Although the Fund provides the advantage of diversification, there is still an inherent market risk due to the nature of the investment. If interest rates decline, then yield to shareholders will also decline. If there are unusually heavy redemption requests because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. The Fund believes that its borrowing provision for abnormally heavy redemption requests would help to mitigate any adverse effects and would make the sale of its portfolio securities unlikely. When a shareholder redeems shares, it is possible that the redemption proceeds will be less than the amount invested.

     The Fund has developed special procedures to assist banks and other institutions choosing to establish multiple accounts. Banks should consult their legal advisers regarding state and federal laws applicable to the purchase of Fund shares for fiduciary accounts.

                              CALCULATION OF YIELD

     The Fund will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the share but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the Fund is held, but also on any realized or unrealized gains and losses and changes in the Fund's expenses.


                             DIRECTORS AND OFFICERS

                                 POSITION
NAME, ADDRESS AND AGE (1)        WITH FUND                  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------------------        ---------                  --------------------------------------------

  Edward D. Beach (73)           Director         President and  Director of BMC Fund, Inc., a closed-end investment company; previously, Vice Chairman of Broyhill Furniture Industries,
                                                   Inc.; Certified Public Accountant; Secretary and Treasurer of
                                                   Broyhill Family Foundation, Inc.; Member of the Board of Trustees of
                                                   Mars Hill College; and Director of The High Yield Income Fund, Inc.

  Stephen C. Eyre (75)           Director         Executive Director of The John A. Hartford Foundation, Inc.
                                                   (charitable foundation) (May 1985 through December 1997); Director of
                                                   Faircom, Inc.; and Trustee Emeritus of Pace University.

  Delayne Dedrick Gold (59)      Director         Marketing and Management Consultant; Director of The High Yield
                                                   Income Fund, Inc.

* Robert F. Gunia (51)           Director         Vice President, Prudential Investments (since September 1997);
                                                   Executive Vice President and Treasurer (since December 1996),
                                                   Prudential Investments Fund Management, LLC (PIFM); Senior Vice
                                                   President (since March 1987) of Prudential Securities Incorporated
                                                   (Prudential Securities); formerly Chief Administrative Officer (July
                                                   1990-September 1996), Director (January 1989-September 1996), and
                                                   Executive Vice President, Treasurer and Chief Financial Officer (June
                                                   1987-September 1996) of Prudential Mutual Fund Management, Inc.
                                                   (PMF); Vice President and Director (since May 1989) of The Asia
                                                   Pacific Fund, Inc.; Director of The High Yield Income Fund, Inc.




                                 POSITION
NAME, ADDRESS AND AGE (1)        WITH FUND                  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------------------        ---------                  --------------------------------------------

  Don G. Hoff (62)               Director        Chairman and Chief Executive Officer (since 1980) of Intertec, Inc.
                                                  (investments); Chairman and Chief Executive Officer of The Lamour
                                                  Corporation, Inc.; Director of Innovative Capital Management, Inc.
                                                  and The Greater China Fund, Inc; and Chairman and Director of The
                                                  Asia Pacific Fund, Inc.

  Robert E. LaBlanc (63)         Director        President (since 1981) of Robert E. LaBlanc Associates, Inc.
                                                  (telecommunications) since 1981; formerly General Partner at Salomon
                                                  Brothers and Vice-Chairman of Continental Telecom; Director of
                                                  Storage Technology Corporation, Titan Corporation, Salient 3
                                                  Communications, Inc. and Tribune Company; and Trustee of Manhattan
                                                  College.

* Mendel A. Melzer,              Director        Chief Investment Officer (since October 1996) of Prudential Mutual
   CFA, (37)                                      Funds; formerly Chief Financial Officer (November 1995-October 1996)
   751 Broad Street                               of Prudential Investments; Senior Vice President and Chief Financial
   Newark, NJ 07102                               Officer of Prudential Preferred Financial Services (April
                                                  1993-November 1995), Managing Director of Prudential Investment
                                                  Advisors (April 1991-April 1993) and Senior Vice President of
                                                  Prudential Capital Corporation (July 1989-April 1991); Chairman and
                                                  Director of Prudential Series Fund, Inc; and Director of The High
                                                  Yield Income Fund, Inc.

* Richard A. Redeker (54)        President and   Employee of Prudential Investments; formerly President, Chief
   751 Broad Street                 Director      Executive Officer and Director (October 1993-September 1996) of PMF,
   Newark, NJ 07102                               Executive Vice President, Director and Member of the Operating
                                                  Committee (October 1993-September 1996), Prudential Securities,
                                                  Director (October 1993-September 1996) of Prudential Securities
                                                  Group, Inc. (PSG), Executive Vice President, The Prudential
                                                  Investment Corporation (January 1994-September 1996), Director
                                                  (January 1994-September 1996), Prudential Mutual Fund Distributors,
                                                  Inc. and Prudential Mutual Fund Services, Inc. and Senior Executive
                                                  Vice President and Director of Kemper Financial Services, Inc.
                                                  (September 1978-September 1993); and President and Director of The
                                                  High Yield Income Fund, Inc.

  Robin B. Smith (58)            Director        Chairman and Chief Executive Officer (since August 1996) of
                                                  Publishers Clearing House; formerly President and Chief Executive
                                                  Officer (January 1989-August 1996) and President and Chief Operating
                                                  Officer (September 1981-December 1988) of Publishers Clearing House;
                                                  Director of BellSouth Corporation, Texaco Inc., Springs Industries
                                                  Inc. and Kmart Corporation.

  Stephen Stoneburn (54)         Director        President and Chief Executive Officer (since June 1996) of Quadrant
                                                  Media Corp. (a publishing company); formerly President (June
                                                  1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice
                                                  President and Managing Director (January 1993-1995), Cowles Business
                                                  Media; Senior Vice President (January 1991-1992) and Publishing Vice
                                                  President (May 1989-December 1990) of Gralla Publications (a division of United Newspapers, U.K.); and Senior Vice President of Fairchild
                                                  Publications, Inc.





                                 POSITION
NAME, ADDRESS AND AGE (1)        WITH FUND                  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------------------        ---------                  --------------------------------------------

Nancy H. Teeters (67)            Director        Economist; formerly Vice President and Chief Economist (March
                                                  1986-June 1990) of International Business Machines Corporation;
                                                  member of the Board of Governors of the Horace Rackham School of
                                                  Graduate Studies of the University of Michigan; Director (since July
                                                  1991) of Inland Steel Corporation; and Director of The High Yield
                                                  Income Fund, Inc.

S. Jane Rose (52)                Secretary       Senior Vice President (since December 1996 of PIFM; Senior Vice
                                                  President and Senior Counsel (since July 1992) of Prudential
                                                  Securities; formerly Senior Vice President (January 1991-September
                                                  1996) and Senior Counsel (June 1987-September 1996) of PMF.

Robert C. Rosselot (37)          Assistant        Assistant General Counsel (since September 1997) of PIFM. Formerly,
                                 Secretary         partner with the firm of Howard & Howard, Bloomfield Hills, Michigan
                                                   (December 1995-September 1997) and, prior thereto, Corporate Counsel,
                                                   Federated Investors (1990-1995).

Grace C. Torres (38)             Treasurer and   First Vice President (since December 1996) of PIFM; First Vice
                                 Principal        President (since March 1994) of Prudential Securities; formerly First
                                 Financial and    Vice President (March 1994-September 1996), Prudential Mutual Fund
                                 Accounting       Management, Inc. and Vice President (July 1989-March 1994) of Bankers
                                 Officer          Trust Corporation.

Stephen M. Ungerman (44)         Assistant       Tax Director (since March 1996) Prudential Investments and the
                                 Treasurer        Private Asset Group of The Prudential Insurance Company of America;
                                                  formerly First Vice President (February 1993-September 1996)
                                                  Prudential Mutual Fund Management, Inc. and Senior Tax Manager
                                                  (1981-January 1993) Price Waterhouse LLP.

---------------


(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

* "Interested" Director, as defined in the Investment Company Act of 1940, as amended (Investment Company Act), by reason of his affiliation with Prudential Securities or PIFM


     Drectors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Pudential Scurities.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. under this phase-in provision, Messrs. Beach and Eyre are scheduled to retire on December 31, 1999 and 1998, respectively.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.


     The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $7,000, in addition to certain out-of-pocket expenses. The amount of compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the fund (the fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1997 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.



                               COMPENSATION TABLE

                                                                                                         TOTAL
                                                            PENSION OR                               COMPENSATION
                                                            RETIREMENT                                 FROM FUND
                                          AGGREGATE      BENEFITS ACCRUED   ESTIMATED ANNUAL           AND FUND
                                        COMPENSATION      AS PART OF FUND     BENEFITS UPON          COMPLEX PAID
      NAME AND POSITION                   FROM FUND          EXPENSES          RETIREMENT           TO DIRECTORS(2)
      -----------------                 -------------      ------------      --------------        ----------------

Edward D. Beach--Director                   $7,000              None               N/A              $135,000(38/63)*
Stephen C. Eyre--Director                   $7,000              None               N/A              $ 45,000(12/13)*
Delayne D. Gold--Director                   $7,000              None               N/A              $135,000(38/63)*
Robert F. Gunia (1)--Director                   --              None               N/A                --
Don G. Hoff--Director                       $7,000              None               N/A              $ 45,000(12/13)*
Robert F. LaBlanc--Director                 $7,000              None               N/A              $ 45,000(12/13)*
Mendel A. Melzer (1)--Director                  --              None               N/A                --
Richard A. Redeker (1)--Director                --              None               N/A                --
Robin B. Smith--Director                    $7,000              None               N/A              $ 90,000(27/34)*
Stephen Stoneburn--Director                 $7,000              None               N/A              $ 45,000(12/13)*
Nancy H. Teeters--Director                  $7,000              None               N/A              $ 90,000(26/50)*



-----------------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


(1) Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex.

(2) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, including amounts deferred at the election of Directors under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $139,081 for Robin B. Smith.

     As of February 6, 1998, the Directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of Common Stock of the Fund.

     As of February 6, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding Common Stock of the Prudential MoneyMart
Assets, Inc. were: Pru Defined Contributions Svsc, FBO Pru-Non-Trust Account.
Att: John Surdy, 30 Scranton Office Park, Moosic, PA held 23,144,960 Class Z shares, or approximately 14% of the outstanding Class Z shares; Prudential Trust Company, FBO Pru-DC Trust Acounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, PA held 24,524,182 Class Z shares or approximately 15% of the outstanding Class Z shares.

     As of February 6, 1998, Prudential Securities held, solely of record on behalf of other persons, 7,065,378,917 Class A shares of the Fund's Common Stock, representing approximately 97% of the Class A shares then outstanding. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                                     MANAGER


     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager) (formerly, Prudential Mutual Fund Management LLC), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $62 billion. According to the Investment Company Institute, as of December 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM and serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to a management agreement (the Management Agreement) with the Fund, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and .30 of 1% of the Fund's average daily net assets in excess of $50 million. The fee is computed daily and payable monthly. The Management Agreement also provides that in the event the expenses of the Fund (including the fees payable to PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended December 31, 1997. Currently, the Fund believes that there are no such expense limitations.

     In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

          (a) the salaries and expenses of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

          (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

          (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PMF or the Fund's investment adviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the fees and charges of the Fund's legal counsel and independent accountants,(e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance,(j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (m) distribution expenses.

     The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     For the fiscal years ended December 31, 1997, 1996 and 1995, PIFM received management fees of $21,943,602, $22,378,655 and $20,840,442, respectively.

     PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing services.

     The Subadviser maintains a credit unit which provides credit analysis and research on taxable fixed-income securities including money market instruments. The portfolio manager consults routinely with the credit unit in managing the Fund's portfolio. The credit unit staff, including 7 credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Fund may invest.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the Investment Company Act.

                                   DISTRIBUTOR

     Prudential Securities Incorporated (Prudential Securities or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Fund's Class A shares. Prudential Securities also serves as the distributor of the Fund's Class Z shares, and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

     Prudential Securities is engaged in the securities underwriting and securities and commodities brokerage business and is a member of the New York Stock Exchange, other major securities and commodities exchanges and the National Association of Securities Dealers, Inc. (NASD). Prudential Securities is also engaged in the investment advisory business. Prudential Securities is a wholly-owned subsidiary of Prudential Securities Group, Inc., which is an indirect, wholly-owned subsidiary of Prudential. The services it provides to the Fund are discussed in the Fund's Prospectus. See "How the Fund is Managed--Distributor."

PLAN OF DISTRIBUTION

     Under the Fund's Plan of Distribution and the Distribution Agreement for the Class A shares, the Fund pays PSI, as Distributor, a distribution fee of up to 0.125% of the average daily net assets of the Class A shares of the Fund, computed daily and payable monthly, to reimburse PSI for distribution expenses. See "How the Fund is Managed--Distributor" in the Prospectus.


     For the fiscal year ended December 31, 1997, Prudential Securities incurred distribution expenses in the aggregate of $8,902,115, all of which was recovered through the distribution fee paid by the Class A shares of the Fund.

     It is estimated that the distribution expenses (i) account servicing fee credits to Prudential Securities branch offices for payments of account servicing fees to account executives (91.09% or $8,108,713) and (ii) an allocation of overhead and other branch office distribution-related expenses (8.91% or $793,402). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.


     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent by the Fund thereunder without shareholder approval, and all material amendments are required to be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment.

     Pursuant to the Plan, the Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purpose of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors shall be committed to the Rule 12b-1 Directors.


     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.


                     PURCHASE AND REDEMPTION OF FUND SHARES

PURCHASE OF SHARES

     The Fund reserves the right to reject any initial or subsequent purchase order (including an exchange) and the right to limit investments in the Fund solely to existing or past shareholders of the Fund.


     The Fund's shares are sold, without a sales charge, on a continuing basis on each business day at their net asset value (NAV) next determined (see "How the Fund Values its Shares" in the Prospectus) after a purchase order becomes effective. Shares of the Fund may be purchased by investors directly through Prudential Mutual Fund Services LLC (PMFS), or by Prudential Securities clients through an account at Prudential Securities. Shares may also be purchased through Pruco Securities Corporation (Prusec). Prudential Securities clients who hold Fund shares through Prudential Securities may benefit through administrative conveniences afforded them as Prudential Securities clients, but may be subject to certain additional restrictions imposed by Prudential Securities. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.


REOPENING AN ACCOUNT

     Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application form, at any time during the calendar year the account is closed, provided that the information on the old form is still applicable.

REDEMPTION OF SHARES

     Investors who purchase Class A shares directly from Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) may use the following procedures:

     CHECK REDEMPTION. At a shareholder's request, State Street Bank and Trust Company (State Street) will establish a personal checking account for the shareholder. Checks drawn on this account can be made payable to the order of any person in any amount equal to or greater than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares in a shareholder's account in the Fund to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks are returned to the shareholder by State Street.

     Shareholders are subject to State Street's rules and regulations governing checking accounts, including the right of State Street not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.


     Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 calendar days after receipt of the purchase check by PMFS. See "Shareholder Guide--How to Sell Your Shares" in the Prospectus. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

     PMFS reserves the right to assess a service charge to establish a checking account and to order checks. State Street, PMFS and the Fund have reserved the right to modify this checking account privilege or to place a charge for each check presented for payment for any individual account or for all accounts in the future.


     The Fund, PMFS or State Street may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, or telephone
(800) 225-1852 (toll-free). Check redemption is not available to investors for whom Prudential Securities has purchased shares.

     EXPEDITED REDEMPTION. In order to use Expedited Redemption, a shareholder may so designate at the time the initial application form is filed or at a later date. Once the Expedited Redemption authorization form has been completed, the signature(s) on the authorization form guaranteed as set forth below and the form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a NAV of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to the shareholder's designated bank account. See "Shareholder Guide--How to Sell Your Shares" in the Prospectus. The Fund does not forward redemption proceeds with respect to shares purchased by check until at least 10 calendar days after receipt of the purchase check by PMFS.

     To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, in order for the redemption to be effective on that day. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, at the address set forth above.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. Signature guarantees by savings banks, savings and loan associations and notaries will not be accepted. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption authorization form and submit it to PMFS at the address set forth above. See "Shareholder Guide--How to Sell Your Shares" in the Prospectus for additional information on Expedited Redemption.

     REGULAR REDEMPTION. Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by duly endorsed stock certificates, if issued. All written requests for redemption, and any share certificates, must be endorsed by the shareholder with signature guaranteed, as described above under "Expedited Redemption." PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. Redemption proceeds are sent to a shareholder's address by check.


                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement showing the transaction and the status of such account.

PROCEDURE FOR MULTIPLE ACCOUNTS

     Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application and Order Form with PMFS, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by PMFS. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums described in the Prospectus under "Shareholder Guide--How to Buy Shares of the Fund" are applicable to the aggregate amounts invested by a group, and not to the amount credited to each sub-account.

     PMFS provides each institution with a written confirmation for each transaction in a sub-account and, on a monthly basis, with a statement which sets forth for each master account its share balance and income earned for the month. In addition, each institution receives a statement for each individual account setting forth transactions in the sub-account for the year-to-date, the total number of shares owned as of the dividend payment date and the dividends paid for the current month, as well as for the year-to-date. For further information on the sub-accounting system and procedures, contact PMFS.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically invested in full and fractional shares of the Fund at NAV. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payable date to have subsequent dividends and/or distributions sent in cash rather than invested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.


EXCHANGE PRIVILEGE


     The Fund makes available to its shareholders the privilege of exchanging their shares for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Class A shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative NAV next determined after receipt of an order in proper form and any applicable sales charge. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.


     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of the Prudential Mutual Funds and shares of the money market funds specified below.


     The following money market funds participate in the Class A Exchange
Privilege:


            Prudential California Municipal Fund
             (California Money Market Series)

            Prudential Government Securities Trust
             (Money Market Series)
             (U.S. Treasury Money Market Series)

            Prudential Municipal Series Fund
             (Connecticut Money Market Series)
             (Massachusetts Money Market Series)
             (New Jersey Money Market Series)
             (New York Money Market Series)


            Prudential MoneyMart Assets, Inc. (Class A shares)
            Prudential Tax-Free Money Fund, Inc.


     Shareholders of the Fund may not exchange their shares for Class B or Class C shares of the Prudential Mutual Funds or shares of Prudential Special Money Market Fund, Inc., except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares.


     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds. Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any Prudential Mutual Fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

     Under ASAP, an investor may arrange to have a fixed amount automatically invested in Class A shares of the Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

     Further details about this program and an application form are available from the Transfer Agent, Prudential Securitiesor Prusec.


     In addition, an investor may direct the Transfer Agent to redeem on a monthly or other periodic basis specified amounts (minimum of $100) of shares of the Fund and invest the proceeds of such redemptions in shares of another Prudential Mutual Fund pursuant to the "Exchange Privilege."


SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available for holders of Class A shares through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account.

     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and Distributions" above.


     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

    CONTRIBUTIONS                 PERSONAL
    MADE OVER:                     SAVINGS                   IRA
    -----------                   --------                  -----
    10 years                      $ 26,165                $ 31,291
    15 years                        44,675                  58,649
    20 years                        68,109                  98,846
    25 years                        97,780                 157,909
    30 years                       135,346                 244,692

------------


     (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


                                 NET ASSET VALUE


     The NAV per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding.

     The Fund uses the amortized cost method to determine the value of its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

     The Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the direction of the Board of Directors, to be of minimal credit risk and of "eligible quality" in accordance with regulations of the SEC. The Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a NAV per share.

     The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the fee it pays to the Manager by any amount that may be attributed to the value of such services. The Fund will not effect any securities transactions with or through Prudential Securities as broker or dealer. The Fund paid no brokerage commissions for the fiscal years ended December 31, 1996, 1995 and 1994.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts thereon; and (b) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax on amounts distributed to shareholders, the Fund must distribute to its shareholders as ordinary dividends at least 90% of its net investment income and net short-term capital gains in excess of its net long-term capital losses earned in each year.

     Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. The Fund does not expect to realize long-term capital gains or losses. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.


     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. The Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

     Distributions of net investment income and net short-term gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains regardless of how long the investor has held his or her shares. However, if a shareholder holds shares in the Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent of any distribution on the shares which was treated as long-term capital gain. Because none of the Fund's net income is anticipated to arise from dividends on common or preferred stock, none of its distributions to shareholders will be eligible for the dividends received deduction for corporations under the Internal Revenue Code. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund.


     A shareholder may realize a gain or loss on the redemption of his or her shares depending upon the net asset value when redeemed. The Fund, however, intends to maintain a constant net asset value.

     In general, tax-exempt shareholders will not be required to pay taxes on amounts distributed to them. If such shareholders incurred debt in order to acquire or hold their shares in the Fund, amounts distributed to them may be subject to the unrelated business income tax.

     Under the laws of certain states, distributions of net income may be taxable to shareholders as income even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from state income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                           AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund.


     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08818, serves as Transfer and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expense, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended December 31, 1997, the Fund incurred fees of approximately $16,979,000 for such services.

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent public accountants and in that capacity audits the Fund's annual financial statements.

Portfolio of Investments
as of December 31 1997     PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--5.8%
             American Express Centurion BankD
   $30,000   5.94%, 1/5/98                        $   30,000,775
     9,000   5.95%, 1/13/98                            8,999,894
    36,000   6.04%, 1/23/98                           36,008,647
             Comerica Bank of DetroitD
    25,000   5.90%, 1/5/98                            24,998,494
    98,000   5.90%, 1/11/98                           97,992,555
             Corestates Bank N.A.D
    25,000   5.97%, 1/28/98                           25,000,000
             U.S. Bank N.AD
   183,000   5.86%, 1/21/98                          182,916,830
                                                  --------------
                                                     405,917,195
------------------------------------------------------------
Certificates Of Deposit - Domestic--0.8%
             Chase Manhattan Bank (USA)
    45,000   5.75%, 2/10/98                           45,000,000
             CoreStates Bank N.A.
     8,000   5.78%, 1/23/98                            8,000,000
                                                  --------------
                                                      53,000,000
------------------------------------------------------------
Certificates Of Deposit - Eurodollar--5.7%
             Abbey National Treasury Services
                PLC
   300,000   5.81%, 3/3/98                           300,000,000
             Toronto Dominion Bank
    50,000   5.62%, 1/30/98                           50,000,000
             Westdeutsche Landesbank
                Girozentrale
    49,000   5.82%, 8/3/98                            48,977,744
                                                  --------------
                                                     398,977,744
------------------------------------------------------------
Certificates Of Deposit - Yankee--17.5%
             Bank of Montreal
    35,000   5.64%, 1/15/98                           35,000,000
    44,000   5.64%, 1/29/98                           44,000,000
    86,000   5.65%, 1/29/98                           86,000,000
             Banque Nationale De Paris
   100,000   5.65%, 1/27/98                          100,000,000
             Bayerische Hypotheken und Weschel
                Bank
    22,000   5.94%, 10/22/98                          21,989,838
             Canadian Imperial Bank of Commerce
   $41,000   5.81%, 3/11/98                       $   41,000,340
   275,000   5.81%, 3/17/98                          275,000,000
    35,000   5.80%, 3/23/98                           35,000,000
             Commerzbank U.S. Finance, Inc.
    28,000   6.08%, 5/27/98                           27,996,257
             Credit Agricole Indosuez
    80,000   5.87%, 8/10/98                           79,976,842
    50,000   5.90%, 10/19/98                          49,980,947
    20,000   5.95%, 10/21/98                          19,992,328
             Dresdner Bank AG
    73,000   5.76%, 7/31/98                           72,941,530
             National Westminster Bank PLC
    50,000   6.06%, 5/26/98                           49,990,523
    56,000   6.09%, 5/27/98                           55,995,723
     5,000   5.92%, 6/23/98                            5,000,282
             Rabobank Nederland
   150,000   5.98%, 3/20/98                          149,993,873
             Societe Generale North America,
                Inc.
    50,000   5.82%, 3/4/98                            50,000,000
             Swiss Bank Corp.
    30,000   6.07%, 5/27/98                           29,995,417
                                                  --------------
                                                   1,229,853,900
------------------------------------------------------------
Commercial Paper--42.1%
             A. H. Robins Co., Inc.
    32,702   5.56%, 1/28/98                           32,565,633
             AC Acquisition Holding Co.
    25,000   5.61%, 1/29/98                           24,890,917
             American General Finance Corp.
    37,000   5.57%, 1/23/98                           36,874,056
    29,000   5.72%, 3/13/98                           28,672,848
             Aristar, Inc.
    16,000   5.84%, 1/29/98                           15,927,324
     9,000   5.95%, 2/12/98                            8,937,525
             Associates Corp. of North America
    50,000   5.57%, 1/20/98                           49,853,014
   125,000   5.61%, 1/27/98                          124,493,542
    23,000   5.73%, 3/12/98                           22,743,742
    50,000   5.73%, 3/13/98                           49,434,958
    80,000   5.73%, 3/17/98                           79,045,000
             Avco Financial Services, Inc.
    45,000   5.61%, 1/30/98                           44,796,638

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-17

Portfolio of Investments
as of December 31 1997     PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             Barnett Banks, Inc.
   $50,000   6.00%, 1/28/98                       $   49,775,000
             Barton Capital Corp.
    45,000   5.95%, 2/9/98                            44,709,938
             Carnival Corp.
    33,000   5.83%, 1/30/98                           32,845,019
             Caterpillar Financial Services
                Corp.
     5,500   5.95%, 1/27/98                            5,476,365
             Centric Capital Corp.
    45,000   6.00%, 1/26/98                           44,812,500
             Chrysler Financial Corp.
    85,000   5.79%, 2/9/98                            84,466,838
             CIT Group Holdings, Inc.
    53,000   5.56%, 2/24/98                           52,557,980
             Coca-Cola Enterprises, Inc.
     9,000   5.85%, 2/27/98                            8,916,638
             Dresdner U.S. Finance, Inc.
    45,000   5.56%, 1/28/98                           44,812,350
             Duke Capital Corp.
    22,100   5.90%, 1/21/98                           22,027,561
    61,000   5.90%, 1/23/98                           60,780,061
             Enterprise Funding Corp.
    12,888   5.82%, 2/19/98                           12,785,906
             Falcon Asset Securitization Corp.
    32,000   5.90%, 1/21/98                           31,895,111
             First Chicago Financial Corp.
    28,000   5.72%, 2/13/98                           27,808,698
    36,000   5.73%, 2/26/98                           35,679,120
             First Data Corp.
    20,000   5.60%, 1/27/98                           19,919,111
             Ford Motor Credit Corp.
   119,000   5.57%, 1/22/98                          118,613,349
             General Electric Capital Corp.
    50,000   5.74%, 1/8/98                            49,944,194
   100,000   5.71%, 1/12/98                           99,825,528
   110,000   5.70%, 1/13/98                          109,791,000
             General Motors Acceptance Corp.
   294,200   5.76%, 2/9/98                           292,364,192
             Halifax PLC
    20,000   5.72%, 3/11/98                           19,780,733
             Martin Marietta Materials
    12,000   5.88%, 2/5/98                            11,931,458
             Mont Blanc Capital Corp.
   $90,000   5.90%, 1/23/98                       $   89,675,500
    13,000   5.82%, 2/13/98                           12,909,628
             National Australia Funding,
                Delaware
    15,000   5.72%, 3/13/98                           14,830,783
             Old Line Funding Corp.
    42,263   5.88%, 1/20/98                           42,131,955
    28,000   5.90%, 1/21/98                           27,908,222
    11,710   5.90%, 1/29/98                           11,656,264
    30,000   5.88%, 1/30/98                           29,858,021
             Receivables Capital Corp.
   116,353   5.89%, 1/30/98                          115,800,937
             SAFECO Corp.
    33,000   5.73%, 2/20/98                           32,737,375
    22,000   5.83%, 2/26/98                           21,800,485
    52,000   5.77%, 3/12/98                           51,416,589
             SAFECO Credit Company, Inc.
    28,000   5.76%, 3/17/98                           27,664,000
             Sears Roebuck Acceptance Corp.
    44,000   5.59%, 1/22/98                           43,856,523
    50,000   5.59%, 1/23/98                           49,829,195
             Smith Barney Inc.
    85,000   5.62%, 1/21/98                           84,734,611
    74,000   5.62%, 1/27/98                           73,699,642
             Societe Generale
    43,000   5.74%, 3/16/98                           42,493,090
             Special Purpose Accounts
                Receivable Cooperative Corp.
    25,000   5.84%, 2/20/98                           24,797,222
    18,000   5.86%, 2/20/98                           17,853,500
    14,000   5.80%, 3/26/98                           13,810,533
             Triple A One Funding Corp.
    36,500   5.90%, 1/16/98                           36,410,271
             Variable Funding Capital Corp.
    66,000   5.91%, 1/12/98                           65,880,815
    25,000   5.89%, 1/27/98                           24,893,653
    42,000   5.88%, 1/29/98                           41,807,920
             Windmill Funding Corp.
    86,497   5.89%, 1/29/98                           86,100,748
             Xerox Capital (Europe) PLC
    42,400   6.85%, 1/2/98                            42,391,932
             Xerox Overseas Holdings PLC
    32,000   5.79%, 2/10/98                           31,794,133
                                                  --------------
                                                   2,958,497,394

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-18

Portfolio of Investments
as of December 31 1997     PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Loan Participations--1.2%
             Bell Atlantic Network Funding
                Corp.
   $12,000   6.33%, 1/23/98                       $   12,000,000
             Countrywide Home Loan, Inc.
    26,000   6.25%, 1/30/98                           26,000,000
             Englehard Corp.
    37,770   6.05%, 1/16/98                           37,770,000
    10,230   6.05%, 1/20/98                           10,230,000
                                                  --------------
                                                      86,000,000
------------------------------------------------------------
Other Corporate Obligations--24.4%
             General Motors Acceptance Corp.
    25,000   5.73%, 2/2/98                            24,999,199
             Goldman Sachs Group, L.P.D
   370,700   6.03%, 4/22/98                          370,700,000
             Liquid Asset Backed Securities
                TrustD
   102,000   5.97%, 1/22/98                          102,000,000
             Merrill Lynch & Co., Inc.D
    38,000   5.96%, 1/8/98                            37,997,149
     5,000   5.68%, 1/12/98                            4,999,918
   134,000   5.90%, 1/26/98                          133,991,856
             Morgan Stanley Dean Witter
                Discover Group, Inc.D
    55,000   5.88%, 1/15/98                           55,000,000
    96,000   6.07%, 2/13/98                           96,000,000
             Restructured Asset SecuritiesD
   175,000   5.99%, 1/28/98                          175,000,000
             Short-Term Repackaged Asset TrustD
    86,000   6.00%, 1/15/98                           86,000,000
             Short-Term Card Account TrustD
   272,000   6.00%, 1/15/98                          272,000,000
             SMM Trust Notes 1997-XD
    87,000   6.00%, 1/12/98                           87,000,000
             Strategic Money Market Trust
                1997-AD
   265,000   5.91%, 3/23/98                          265,000,000
                                                  --------------
                                                   1,710,688,122
Total Investments--97.5%
             (amortized cost $6,842,934,355*)     $6,842,934,355
             Other assets in excess of
                liabilities--2.5%                    178,064,200
                                                  --------------
             Net Assets--100%                     $7,020,998,555
                                                  --------------
                                                  --------------

---------------
   * Federal income tax basis for portfolio securities is the same as for financial reporting purposes.
   D The maturity date presented for these instruments is the later of the next date on which the security can be
     redeemed at par or the next date on which the rate of
     interest is adjusted.
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1997 was as follows:

Commercial Banks.....................................   41.5%
Asset Backed Securities..............................   14.5
Security Brokers & Dealers...........................   12.2
Motor Vehicle........................................    7.4
Personal Credit Institutions.........................    6.6
Short-Term Business Credit...........................    6.1
Fire & Marine Casualty Insurance.....................    1.9
Department Stores....................................    1.3
Electrical Services..................................    1.2
Photographic Equipment...............................    1.1
Bank Holding Companies-Domestic......................    0.9
Pharmaceuticals......................................    0.8
Refinery.............................................    0.7
Water Transportation.................................    0.5
Mortgage Banks.......................................    0.4
Telephone & Communications...........................    0.2
Construction Machines & Equipment....................    0.1
Beverages............................................    0.1
                                                       -----
                                                        97.5
Other assets in excess of liabilities................    2.5
                                                       -----
                                                       100.0%
                                                       -----
                                                       -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-19

Statement of Assets and Liabilities            PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------

Assets                                                                                                        December 31, 1997
                                                                                                              -----------------
Investments, at amortized cost which approximates market value..........................................       $ 6,842,934,355
Cash....................................................................................................             1,167,776
Receivable for Fund shares sold.........................................................................           283,378,201
Interest receivable.....................................................................................            35,936,679
Deferred expenses and other assets......................................................................               173,639
                                                                                                              -----------------
   Total assets.........................................................................................         7,163,590,650
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................           135,427,516
Accrued expenses........................................................................................             3,569,320
Management fee payable..................................................................................             1,807,426
Dividends payable.......................................................................................             1,416,072
Distribution fee payable................................................................................               371,761
                                                                                                              -----------------
   Total liabilities....................................................................................           142,592,095
                                                                                                              -----------------
Net Assets..............................................................................................       $ 7,020,998,555
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common Stock, at par ($.001 par value; 15 billion shares authorized for issuance)....................       $   701,205,591
   Paid-in capital in excess of par.....................................................................         6,319,792,964
                                                                                                              -----------------
Net assets, December 31, 1997...........................................................................       $ 7,020,998,555
                                                                                                              -----------------
                                                                                                              -----------------

Class A:
   Net asset value, offering price and redemption price per share
      ($6,863,646,717 divided by 6,863,646,717 shares of common stock issued and outstanding)...........                  $1.00
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($157,351,838 divided by 157,351,838 shares of common stock issued and outstanding)...............                  $1.00
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-20

PRUDENTIAL MONEYMART ASSETS, INC.
MONEYMART ASSETS, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                      December 31, 1997
Income
   Interest.............................      $412,764,608
                                           ------------------
Expenses
   Management fee.......................        21,943,602
   Distribution fee--Class A............         8,902,115
   Transfer agent's fees and expenses...        16,979,000
   Reports to shareholders..............         2,011,000
   Registration fees....................           438,000
   Custodian's fees and expenses........           215,000
   Insurance expense....................           127,000
   Director's fees and expenses.........            57,000
   Legal fees and expenses..............            45,000
   Audit fee............................            35,000
   Miscellaneous........................            55,640
                                           ------------------
      Total expenses....................        50,808,357
                                           ------------------
Net investment income...................       361,956,251
Net Realized Gain on Investments
Net realized gain on investment
   transactions.........................            10,050
                                           ------------------
Net Increase in Net Assets
Resulting from Operations...............      $361,966,301
                                           ------------------
                                           ------------------

PRUDENTIAL MONEYMART ASSETS, INC.
MONEYMART ASSETS, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                Year Ended December 31,
in Net Assets                       1997             1996
Operations
   Net investment income...  $    361,956,251    $    358,240,587
   Net realized gain on
      investment
      transactions.........            10,050             390,335
                             ----------------    ----------------
   Net increase in net
      assets resulting from
      operations...........       361,966,301         358,630,922
                             ----------------    ----------------
Dividends and distributions
   to shareholders (Note 1)
      Class A..............      (353,829,321)       (353,704,755)
      Class Z..............        (8,136,980)         (4,926,167)
                             ----------------    ----------------
                                 (361,966,301)       (358,630,922)
                             ----------------    ----------------
Fund share transactions
   (Note 4)
   (At $1.00 per share)
   Proceeds from shares
      sold.................    32,812,146,168      31,398,251,715
   Net asset value of
      shares issued to
      shareholders in
      reinvestment of
      dividends and
      distributions........       346,107,446         344,952,119
   Cost of shares
      reacquired...........   (33,601,689,773)    (31,500,427,083)
                             ----------------    ----------------
   Net increase (decrease)
      in net assets from
      Fund share
      transactions.........      (443,436,159)        242,776,751
                             ----------------    ----------------
Total increase
   (decrease)..............      (443,436,159)        242,776,751
Net Assets
Beginning of year..........     7,464,434,714       7,221,657,963
                             ----------------    ----------------
End of year................  $  7,020,998,555    $  7,464,434,714
                             ----------------    ----------------
                             ----------------    ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-21

Notes to Financial Statements                  PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
Prudential MoneyMart Assets, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant generally accepted accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income of the Fund consists of interest accrued and discount earned less estimated expenses applicable to the dividend period. Net investment income (other than distribution fees), and realized gains or losses, if any, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.

Dividends and Distributions: All of the Fund's net investment income and net realized gains or losses, if any, are declared as dividends daily to the shareholders of record at the time of such declaration. Payment of dividends is made monthly.
------------------------------------------------------------
Note 2. Agreements


The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.


The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and
 .30 of 1% of the Fund's average daily net assets in excess of $50 million.


The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A and Class Z shares of the Fund. The Fund reimburses PSI for distributing and servicing the Fund's Class A shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of the Class A shares. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.


PSI, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates


Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended December 31, 1997, the Fund incurred fees of approximately $15,471,100 for the services of PMFS. As of December 31, 1997, approximately $1,236,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------

Notes to Financial Statements                  PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
Note 4. Capital

The Fund offers Class A and Class Z shares. Class Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 15 billion shares of common stock, $.001 par value per share, divided into 13 billion authorized Class A shares and 2 billion authorized Class Z shares. Of the 7,020,998,555 shares of common stock issued and outstanding at December 31, 1997, PIFM owned 12,179 Class A shares.


Transactions in shares of common stock for the years ended December 31, 1996 and 1997 were as follows:


                                   Year ended December 31,
                             ------------------------------------
Class A                            1997                1996
---------------------------  ----------------    ----------------
Shares sold................    32,421,538,819      31,034,483,075
Shares issued in
  reinvestment of dividends
  and distributions........       338,151,149         340,215,223
Shares reacquired..........   (33,211,266,138)    (31,281,133,374)
                             ----------------    ----------------
Net increase (decrease) in
  shares outstanding.......      (451,576,170)         93,564,924
                             ----------------    ----------------
                             ----------------    ----------------
                                                  March 1, 1996*
                                Year ended           through
                               December 31,        December 31,
                                   1997                1996
                             ----------------    ----------------
Class Z
---------------------------
Shares sold................       390,607,349         301,984,043
Shares issued**............                --          61,784,597
Shares issued in
  reinvestment of dividends
  and distributions........         7,956,297           4,736,896
Shares reacquired..........      (390,423,635)       (219,293,709)
                             ----------------    ----------------
Net increase in shares
  outstanding..............         8,140,011         149,211,827
                             ----------------    ----------------
                             ----------------    ----------------

---------------
 * Commencement of offering of Class Z shares.
** Represents amounts issued in connection with the acquisition of The
   Prudential Institutional Fund--Money Market Fund.
--------------------------------------------------------------------------------
                                       B-23

Financial Highlights                           PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------

                                                                                    Class A
                                                     ---------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                     ---------------------------------------------------------------------
                                                        1997          1996           1995           1994           1993
                                                     ----------    ----------     ----------     ----------     ----------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period...........    $    1.000    $    1.000     $    1.000     $    1.000     $    1.000
  Net investment income and net realized gains...          .050          .048           .054           .037           .027
  Dividends and distributions to shareholders....         (.050)        (.048)         (.054)         (.037)         (.027)
                                                     ----------    ----------     ----------     ----------     ----------
  Net asset value, end of period.................    $    1.000    $    1.000     $    1.000     $    1.000     $    1.000
                                                     ----------    ----------     ----------     ----------     ----------
                                                     ----------    ----------     ----------     ----------     ----------
  TOTAL RETURN(a)................................          5.09%         4.97%          5.51%          3.72%          2.70%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)................    $6,863,647    $7,315,223     $7,221,658     $6,544,880     $7,318,633
  Average net assets (000).......................    $7,121,692    $7,326,023     $6,914,520     $7,071,381     $7,742,989
  Ratios to average net assets:
  Expenses, including distribution fee...........           .70%          .71%           .69%           .71%           .71%
  Expenses, excluding distribution fee...........           .58%          .59%           .56%           .58%           .58%
  Net investment income..........................          4.97%         4.83%          5.38%          3.65%          2.63%

                                                              Class Z
                                                                      March 1,
                                                    Year Ended        Through
                                                   December 31,     December 31,
                                                       1997             1996
                                                   ------------     ------------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period...........    $  1.000         $  1.000
  Net investment income and net realized gains...        .051             .040
  Dividends and distributions to shareholders....       (.051)           (.040)
                                                   ------------     ------------
  Net asset value, end of period.................    $  1.000         $  1.000
                                                   ------------     ------------
                                                   ------------     ------------
  TOTAL RETURN(a)................................        5.22%            4.12%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)................    $157,352         $149,212
  Average net assets (000).......................    $159,508         $121,135
  Ratios to average net assets:
  Expenses, including distribution fee...........         .58%             .59%(c)
  Expenses, excluding distribution fee...........         .58%             .59%(c)
  Net investment income..........................        5.10%            4.86%(c)

  -----------------
   (a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
  (b) Commencement of offering of Class Z shares.
  (c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-24

Change of Auditors                             PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended December 31, 1993 through December 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------
                                       B-25

Report of Independent Accountants              PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential MoneyMart Assets, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential MoneyMart Assets, Inc. (the 'Fund') at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods other than the year ended December 31, 1997 were audited by other independent accountants, whose opinion dated February 4, 1997 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 6, 1998
--------------------------------------------------------------------------------
                                       B-26

                          INDEPENDENT AUDITORS' REPORT


THE SHAREHOLDERS AND BOARD OF DIRECTORS OF PRUDENTIAL MONEYMART ASSETS, INC.:

We have audited the accompanying statement of changes in net assets of Prudential MoneyMart Assets, Inc. (the "Fund") for the year ended December 31, 1996, and the financial highlights contained in the prospectus for each of the years in the five year period ended December 31, 1996. This financial statement and these financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and these financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statement and financial highlights present fairly, in all material respects, the changes in net assets and the financial highlights of Prudential MoneyMart Assets, Inc. for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
New York, New York
February 4, 1997

                                   APPENDIX I


                             DESCRIPTION OF RATINGS

BOND RATINGS

     Moody's Investors Service--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of its generic rating category.

     Standard & Poor's Ratings Group--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Duff and Phelps Credit Rating Co.--The following summarizes the ratings used by Duff & Phelps for long-term debt:

     "AAA": Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA+", "AA" or "AA-": High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A+", "A" or "A-": Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

COMMERCIAL PAPER RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. Issuers rated "Prime-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation A-1 indicates that the degree of safety regarding timely payment is strong. A "+" designation is applied to those issues rated A-1 which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have adequate capacity for timely payment. They are however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     The following summarizes the ratings used by Duff & Phelps for short-term debt, which apply to all obligations with maturities of under one year, including commercial paper.

     D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     D-3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                                   APPENDIX II

                       INFORMATION RELATING TO PRUDENTIAL

     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed-Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


     The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31,1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

     MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $332 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1997, Prudential was ranked third in terms of total assets under management.


     REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)


     HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

     FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


     As of August 31, 1997, Prudential Investments Fund Management is the eighteenth largest mutual fund company in the country with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

--------------


(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund and Mercator Asset Management L.P. as the subadviser to International Stock Series is a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

(2)  As of December 31, 1996.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.


     EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28,1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.


     HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets-from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers-from Pulp and Paper Forecaster to Women's Wear Daily-to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.


     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.


     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Funds' global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

----------------

(3) As of December 31,1995. The number of bonds and the size of the Fund are subject to change.


(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-U.S. accounts managed by Prudential Mutual Fund Investment Management LLC, a division of PIC, for the year ended December 31, 1995.


(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, IntermedIate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)  As of December 31, 1994.

     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES


     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, approximately 29,000 new customer accounts were opened each month at PSI.(7)

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program.

     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Three Prudential Securities analysts were ranked as first-team finishers.(8)


     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, Including the Financial Architect, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.


     Standard & Poor's rates Prudential Securities Incorporated BBB+ with a "Stable Outlook."


     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

-----------


(7)  As of December 31, 1997.


(8) On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts In 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighing them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS:

          (1) Financial Statements included in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement:
               Financial Highlights.

          (2) Financial Statements included in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement:


                   Portfolio of Investments as of December 31, 1997.
                   Statement of Assets and Liabilities as of December 31, 1997. Statement of Operations for the Year Ended December 31, 1997. Statement of Changes in Net Assets for the Years Ended December 31, 1997 and 1996.
                   Notes to Financial Statements
                   Financial Highlights
                   Independent Accountants' Report


     (B) EXHIBITS:

          1. Articles of Restatement of Articles of Incorporation, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

          2. By-Laws, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

          4.   (a) Form of stock certificate, incorporated by reference to
               Exhibit 4(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

               (b) Instruments defining rights of shareholders incorporated by reference to Exhibits 1 and 2.

          5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

               (b) Subadvisory Agreement between Prudential Mutual Fund Management and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

          6. Distribution Agreement, incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

          8. Custodian Contract with State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

          9. Transfer Agency and Service Agreement, incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

          11.  (a) Consent of Independent Accountants.*

               (b) Consent of Deloitte & Touche LLP.


          15. Distribution and Service Plan of Registrant incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 28 on Form N-1A filed via EDGAR on February 17, 1994 (File No. 2-55301).

          17. Financial Data Schedules filed for electronic purposes as Exhibit 27.*

          18. Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1995 (File No. 2-55301).

---------

*Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of February 6, 1998, there were 1,077,805 Class A and 3,724 Class Z record holders of common stock, $.001 par value per share.


ITEM 27. INDEMNIFICATION.

     As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940, as amended ("the 1940 Act"), and pursuant to Article X of the Registrant's By-Laws (Exhibit 2 to the Registration Statement) and Section 2-418 of the Maryland General Corporation Law, officers, directors, employees and agents of the Registrant may be indemnified against certain liabilities in connection with the Registrant except liabilities arising from misfeasance, bad faith, gross negligence or reckless disregard in the conduct of their respective duties. As permitted by Section 17(i) of the Investment Company Act, pursuant to Section 9 of the Distribution Agreements (Exhibit 6 to the Registration Statement), Prudential Securities Incorporated, as Distributor of the Fund, may be indemnified against certain liabilities it may incur. Such Article X of the By-Laws and Section 9 of the Distribution Agreement are hereby incorporated by reference in their entirety.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Section 8 of the Management Agreement (Exhibit 5(a) to the Registration Statement) limits the liability of Prudential Investments Fund Management LLC
(PIFM) to losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by PMF of its obligations and duties under the Management Agreement. Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limits the liability of The Prudential Investment Corporation ("PIC") to losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by PIC of its obligations and duties under the Subadvisory Agreement.


     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Commission under the Investment Company Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

     The Registrant maintains an insurance policy insuring its officers and directors against certain liabilities and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonesty, fraudulent or criminal acts or omissions. The insurance policy also insures the Registrant against the costs of indemnification payments to officers and directors under certain circumstances.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     (a) Prudential Investments Fund Management LLC (PIFM).

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PIFM directors and officers are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of the directors and officers of PIFM are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.




NAME AND ADDRESS              POSITION WITH PIFM                               PRINCIPAL OCCUPATIONS
----------------              ------------------                               ---------------------
Brian Storms                  Officer-in Charge,             President, Prudential Mutual Funds & Annuities (PMF&A);
                              President, Chief Executive      Officer-in-Charge, President, Chief Executive Officer and
                              Officer and Chief Operating     Chief Operating Officer; PIFM
                              Officer

Frank W. Giordano             Executive Vice President,      Executive Vice President, Secretary and General Counsel PIFM;
                              Secretary and General           Senior Vice President, Prudential Securities Incorporated
                              Counsel                         (Prudential Securities)

Robert F. Gunia               Executive Vice President and   Vice President, Prudential Investments; Executive Vice
                              Treasurer                       President and Treasurer, PIFM; Senior Vice President,
                                                              Prudential Securities

Neil A. McGuinness            Executive Vice President       Executive Vice President and Director of Marketing, PMF&A;
                                                              Executive Vice President, PIFM

Robert J. Sullivan            Executive Vice President       Executive Vice President, PMF&A; Executive Vice President, PIFM



     (b) The Prudential Investment Corporation (PIC).

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS              POSITION WITH PIC                                PRINCIPAL OCCUPATIONS
----------------              -----------------                                ---------------------


E. Michael Caulfield          Chairman of the Board,         Chief Executive Officer of Prudential Investments of The
                              President and Chief             Prudential Insurance Company of America (Prudential)
                              Executive Officer and
                              Director

Jonathan M. Greene            Senior Vice President and      President--Investment Management of Prudential Investments of
                              Director                        Prudential; Senior Vice President and Director, PIC

John R. Strangfeld            Vice President and Director    President of Private Asset Management Group of Prudential;
                                                              Senior Vice President, Prudential; Vice President and
                                                              Director, PIC


ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Prudential Securities Incorporated.


     Prudential Securities Incorporated is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Special Money Market Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Index Series Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), and The Global Total Return Fund, Inc.

     Prudential Securities is also a depositor for the following unit investment trusts:

         Corporate Investment Trust Fund
         Prudential Equity Trust Shares
         National Equity Trust
         Prudential Unit Trusts
         Government Securities Equity Trust
         National Municipal Trust

     (b) Information concerning officers and directors of Prudential Securities Incorporated is set forth below.


                              POSITIONS AND                                                        POSITIONS AND
                              OFFICES WITH                                                         OFFICES WITH
NAME(1)                       UNDERWRITER                                                          REGISTRANT
-------                       -------------                                                        ----------

Alan D. Hogan ..............  Executive Vice President and Director                                   None

William Horan ..............  Chief Financial Officer                                                 None

George A. Murray ...........  Executive Vice President and Director                                   None
Leland B. Paton ............  Executive Vice President and Director                                   None
One New York Plaza
New York, NY 10292

Martin Pfinsgraff ..........  Executive Vice President, Chief Financial Officer and Director          None
Vincent T. Pica, II ........  Executive Vice President and Director                                   None
One New York Plaza
New York, NY 10292

Hardwick Simmons ...........  Chief Executive Officer, President and Director                         None
Lee B. Spencer, Jr. ........  Executive Vice President, Secretary, General Counsel and Director       None

Brian Storms ...............  Director                                                                None
751 Broad Street
Newark, NJ 07102



----------------

(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Two Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 31. MANAGEMENT SERVICES

     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 27th day of February, 1998.


                                     PRUDENTIAL MONEYMART ASSETS, INC.

                                     /s/ Richard A. Redeker
                                     --------------------------------------
                                         (RICHARD A. REDEKER, PRESIDENT)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


              SIGNATURE                          TITLE                                  DATE
              ---------                          -----                                  ----

  /s/ Edward D. Beach                     Director                                  February 27, 1998
------------------------------
       EDWARD D. BEACH

  /s/ Stephen C. Eyre                     Director                                  February 27, 1998
------------------------------
       STEPHEN C. EYRE

  /s/ Delayne D. Gold                     Director                                  February 27, 1998
------------------------------
       DELAYNE D. GOLD

  /s/ Robert F. Gunia                     Director                                  February 27, 1998
------------------------------
       ROBERT F. GUNIA

  /s/ Don G. Hoff                         Director                                  February 27, 1998
------------------------------
       DON G. HOFF

  /s/ Robert E. LaBlanc                   Director                                  February 27, 1998
------------------------------
       ROBERT E. LABLANC

  /s/ Mendel A. Melzer                    Director                                  February 27, 1998
------------------------------
       MENDEL A. MELZER

  /s/ Richard A. Redeker                  Director                                  February 27, 1998
------------------------------
       RICHARD A. REDEKER

  /s/ Robin B. Smith                      Director                                  February 27, 1998
------------------------------
       ROBIN B. SMITH

  /s/ Stephen Stoneburn                   Director                                  February 27, 1998
------------------------------
       STEPHEN STONEBURN

  /s/ Nancy H. Teeters                    Director                                  February 27, 1998
------------------------------
       NANCY H. TEETERS

  /s/ Grace C. Torres                     Treasurer, Principal Financial and        February 27, 1998
------------------------------              Accounting Officer
       GRACE C. TORRES

                                  EXHIBIT INDEX


1. Articles of Restatement of Articles of Incorporation, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

2. By-Laws, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

4. (a) Form of stock certificate, incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

     (b) Instruments defining rights of shareholders incorporated by reference to Exhibits 1 and 2.

5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

     (b) Subadvisory Agreement between Prudential Mutual Fund Management and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

6. Distribution Agreement, incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

8. Custodian Contract with State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

9. Transfer Agency and Service Agreement, incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 1997 (File No. 2-55301).

11.  (a) Consent of Independent Accountants.*

     (b) Consent of Deloitte & Touche LLP.


15. Distribution and Service Plan of Registrant incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 28 on Form N-1A filed via EDGAR on February 17, 1994 (File No. 2-55301).

17.  Financial Data Schedules filed for electronic purposes as Exhibit 27.*

18. Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1995 (File No. 2-55301).

------------

*Filed herewith.